                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-KA


                          AMENDMENT NO.3 TO CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 1, 1995



                        NOBEL EDUCATION DYNAMICS, INC.
            (Exact name of registrant as specified in its charter)



The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (date of earliest event reported September 1, 1995) filed September 11, 1995, as set forth in the pages attached hereto:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                           Page
                                                                           ----


     (a) Financial Statements of Businesses Acquired.


         1.  Balance Sheet and Income Statement for Educo, Inc. for the
             years ended August 31, 1995 and 1994                           F-1

     (c) Exhibits

         Consent of Independent Accountants

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NOBEL EDUCATION DYNAMICS, INC.



Date: May 15, 1996              By: /s/ Yvonne DeAngelo
                                    ----------------------------------------
                                    Yvonne DeAngelo
                                    Vice President Administration and Finance;
                                    Secretary

                              EDUCO INCORPORATED


                              REPORT ON AUDITS OF
                             FINANCIAL STATEMENTS
                              for the years ended
                           August 31, 1995 and 1994

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of
  Educo Incorporated:

We have audited the accompanying consolidated balance sheets of Educo Incorporated as of August 31, 1995 and 1994 and the related consolidated statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Educo Incorporated as of August 31, 1995 and 1994, and the consolidated results of its operations and its consolidated cash flows for the years then ended in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 15, 1995

                              EDUCO INCORPORATED


                                Balance Sheets

                                                                                   For the period ended
                                                                               ------------------------------
                                                                                 August 31,       August 31,
                          ASSETS                                                   1995            1994
                                                                               -------------    -------------

Cash                                                                           $    573,237     $    645,600
Accounts receivable, less allowance for doubtful
     accounts of $6,349 and $10,338 in 1995 and 1994, respectively                   22,961           79,948
Notes receivable                                                                     -                27,009
Prepaid and other current assets                                                    152,675           92,427
Taxes Refundable                                                                    151,816
Deferred tax asset                                                                   20,096           -
                                                                               -------------    -------------
               Total current assets                                                 920,785          844,984
                                                                               -------------    -------------
Property and equipment, at cost                                                   1,325,684        1,360,202
Accumulated depreciation                                                           (933,529)        (891,111)
                                                                               -------------    -------------

               Property and equipment, net                                          392,155          469,091

Cash surrender value of life insurance                                               -               159,486
                                                                               -------------    -------------
               Total assets                                                    $  1,312,940     $  1,473,561
                                                                               =============    =============
             LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and other current liabilities                                      503,085          369,398
Deferred income                                                                     437,894          473,010
Income taxes payable                                                                 -               104,858
                                                                               -------------    -------------
               Total current liabilities                                            940,979          947,266
                                                                               -------------    -------------
Long-term obligations                                                                -                 3,781
                                                                               -------------    -------------

Commitments and contingencies

Shareholders' equity:
  Common stock, no par value, 100 shares                                                100              100
  Additional paid-in capital                                                          7,301            7,301
  Treasury stock                                                                   (123,371)          -
  Retained earnings                                                                 487,931          515,113
                                                                               -------------    -------------
               Total shareholders' equity                                           371,961          522,514
                                                                               -------------    -------------
               Total liabilities and shareholders' equity                      $  1,312,940     $  1,473,561
                                                                               =============    =============

                    The accompanying notes are an integral
                       part of the financial statements.

                              EDUCO INCORPORATED

                             STATEMENTS OF INCOME


                                                  Year ended      Year ended
                                                  August 31,      August 31,
                                                     1995            1994
                                                 -------------   -------------
Revenues                                         $  5,284,740    $  5,370,911
                                                 -------------   -------------
Operating expenses:
  Center operating costs                            4,801,181       4,598,483
  General and administrative expenses                 565,560         435,005
                                                 -------------   -------------
                                                    5,366,741       5,033,488
                                                 -------------   -------------
Operating income/(loss)                               (82,001)        337,423
                                                 -------------   -------------
Other:
  Interest income, net of expense                      18,638          17,080
  Other income                                         18,085           9,092
                                                 -------------   -------------
Income before income taxes                            (45,278)        363,595
Income tax benefit (expense)                           20,096        (168,260)
                                                 -------------   -------------

Net (loss) income                                $    (25,182)   $    195,335
                                                 =============   =============

                    The accompanying notes are an integral
                       part of the financial statements.

                              EDUCO  INCORPORATED

                      STATEMENTS OF SHAREHOLDERS' EQUITY

                                                            Additional
                               Common Stock      Paid-In     Paid-in       Treasury     Retained
                                  Amount         Shares      Capital        Stock       Earnings       Total
                               ------------      -------    ----------     --------    ----------    ----------
September 1, 1993                  $100            100         $7,301          -       $  544,778    $  552,179

Net income                           -              -             -            -          195,335       195,335

Less dividends                       -              -             -            -         (225,000)     (225,000)
                                   ----           ----         ------      ---------    ---------     ---------

August 31, 1994                     100            100          7,301                     515,113       522,514

Net  loss                            -              -             -            -          (25,182)      (25,182)

Purchase of remaining interest
    in VB Joint Venture              -              -             -        $(123,371)        -         (123,371)

Less dividends                       -              -             -            -           (2,000)       (2,000)
                                   ----           ----         ------      ---------     --------      --------

August 31, 1995                    $100            100         $7,301      $(123,371)    $487,931      $371,961
                                   ====           ====         ======      =========     ========      ========

                    The accompanying notes are an integral
                       part of the financial statements.

                              EDUCO INCORPORATED

                           STATEMENTS OF CASH FLOWS

                                                                           Year ended          Year ended
                                                                           August 31,          August 31,
                                                                              1994                1995
                                                                         --------------     ---------------
Cash flows from operating activities:
  Net (loss) income                                                      $     (25,182)     $      195,335
  Items not affecting cash flows:
     Depreciation                                                               55,938              60,378
     Bad debts                                                                   6,349              10,388
     Transfer of Life Insurance Policy                                         159,486              -
     Loss on sale of assets                                                      3,463              -
  Changes in current assets and current liabilities
       relating to operating activities:
     Decrease in accounts receivable                                            56,987             343,995
     (Increase) decrease in other receivables                                   -                   47,296
     (Increase) decrease in prepaid and other current assets                  (212,064)             15,786
     (Increase) in deferred tax asset                                          (20,096)             -
     Increase (decrease) in accounts payable and
          accrued liabilities                                                  133,687             (15,545)
     (Decrease) in deferred revenue                                            (35,116)           (322,342)
     Increase (decrease) in provisions for income taxes                       (104,858)            104,858
                                                                         --------------     ---------------

              Net cash provided by (used in) operating activities               18,594             440,149
                                                                         --------------     ---------------
Cash flows from investing activities:
  (Purchases)/dispositions of property and equipment                           (32,455)           (135,062)
  Repayment of notes receivable                                                 27,009              35,279
  (Increase) in cash surrender value of life insurance                          -                  (13,015)
  Decrease in investment                                                        -                   14,350
  Purchase of interest in VB (net of cash acquired of $80,270)                 (79,730)             -
                                                                         --------------     ---------------
              Cash flows provided by (used in)
                 investing activities                                          (85,176)            (98,448)
                                                                         --------------     ---------------
Cash flow from financing activities:
  Decrease in notes payable                                                     (3,781)             (6,330)
  Payment of dividends                                                          (2,000)           (225,000)
                                                                         --------------     ---------------
              Cash flows used in financing activities                           (5,781)           (231,330)
                                                                         --------------     ---------------
Net  (decrease) increase in cash                                               (72,363)            110,371
Cash, beginning of year                                                        645,600             535,229
                                                                         --------------     ---------------

Cash, end of year                                                        $     573,237      $      645,600
                                                                         ==============     ===============
Supplemental cash flow information:
  Cash paid during the year for:
     Income taxes                                                        $      10,144      $      168,260
                                                                         ==============     ===============
Supplemental Schedule of noncash investing activities:
  Fair value of assets required                                          $     124,159              -
  Contribution assumed                                                         (44,429)             -
                                                                         --------------     ---------------
                                                                         $      79,730      $
                                                                         ==============     ===============

                    The accompanying notes are an integral
                       part of the financial statements.

                              EDUCO INCORPORATED

                  Notes to Consolidated Financial Statements


1.   COMPANY BACKGROUND:

     EDUCO Incorporated ("Educo"), a privately held Maryland corporation, was founded in 1963. Educo is currently comprised of eight owned schools and two schools operated in partnership with Valschool, Inc. of Virginia Beach (VB Joint Venture).


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The consolidated financial statements reflect the accounts of Educo and VB Joint Venture as these are the entities that were purchased by Nobel Education Dynamics, Inc. (Nobel) on September 1, 1995.

     As required under the acquisition agreement with Nobel, on August 28, 1995 Educo purchased the outstanding third party shares of the VB Joint Venture for a purchase price of $160,000 (net book value of $26,629). This transaction has been presented in the financial statements similar to a purchase of treasury stock. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to 1994 amounts in order to conform to the 1995 presentation.

     The Company maintained cash balances with financial institutions which exceeded the federally insured limits of $100,000 per institution.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those results.

          RECOGNITION OF REVENUES:

     Revenue is recognized as the services are performed. Expenses associated with opening new centers are charged to expense as incurred.

          PROPERTY AND EQUIPMENT:

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed on a tax basis which approximates GAAP over the estimated useful lives of the related assets as follows:

               Leasehold improvements and      The shorter of the lease-
                 assets under capital lease       hold period or useful life
               Furniture and equipment         3 to 5 years
               Automobiles                     5 years

          PROPERTY AND EQUIPMENT, CONTINUED:

     Maintenance, repairs and minor renewals are expensed as incurred. Upon retirement or other disposition of buildings and furniture and equipment, the cost of the items and the related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

          INCOME TAXES:

     The Company records income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires an asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. The effect on deferred taxes of a change in tax rate is recognized in income in the period of enactment. A valuation allowance is recorded based on the uncertainty regarding the ultimate realizability of future deferred tax assets.

3.   PROPERTY AND EQUIPMENT:

     The balances of major property and equipment classes are as follows:

                                                       August 31,      August 31,
                                                          1995            1994
                                                       ----------      ----------
          Furniture and equipment                      $  784,091      $  818,609
          Leasehold improvements                          541,593         541,593
                                                       ----------      ----------

                                                        1,325,684       1,360,202

          Accumulated depreciation                       (933,529)       (891,111)
                                                       ----------      ----------

                                                       $  392,155      $  469,091
                                                       ==========      ==========

4.   LONG-TERM OBLIGATIONS:

     Long-term obligations consists of various notes payable bearing interest rates ranging from 8% to 12%. These notes were all paid prior to the acquisition of the Company (see Note 9).

5.   ACCOUNTS PAYABLE AND OTHER CURRENT LIABILITIES:

     Accounts payable and accrued expenses were as follows:

                                                                                August 31,        August 31,
                                                                                   1995              1994
                                                                                ----------        ----------
             Accounts payable and accrued expenses                                $239,442         $175,574
             Accrued payroll and related items                                     229,043          145,418
             Other liabilities                                                      34,600           48,406
                                                                                  --------         --------
                Total accounts payable and other liabilities                      $503,085         $369,398
                                                                                  ========         ========




6.   LEASE OBLIGATIONS:

     Future minimum rentals, for the real properties utilized by the Company by year and in the aggregate, under noncancelable operating leases, consisted of the following at August 31, 1995:



                    1996                   $  639,655
                    1997                      474,120
                    1998                      349,320
                    1999                      350,520
                    2000 and
                      Thereafter            1,448,520
                                            ---------

                        Total              $3,262,135
                                           ==========

     Total rent expense for the year ended August 31, 1995 totaled approximately $731,604. In connection with the acquisition (see Note 9) the leases were subsequently renegotiated.





7.   Income Taxes:

     Taxes currently payable/(benefit):

                                                                              Year ended              Year ended
                                                                            August 31, 1995         August 31, 1994
                                                                            ---------------         ---------------

                Federal:
                   Current                                                          -                    $120,117
                   Deferred                                                     $(16,751)                    -
                                                                                --------                 --------

                                                                                 (16,751)                 120,117

                State:
                   Current                                                          -                      48,143
                   Deferred                                                       (3,345)                    -
                                                                                --------                 --------

                                                                                  (3,345)                  48,143
                                                                                --------                 --------

                             Total                                              $(20,096)                $168,260
                                                                                ========                 ========

     The difference between the actual income tax rate and the statutory federal income tax rate is attributable to the following:


                                                                                           August 31,       August 31,
                                                                                              1995             1994
                                                                                           ---------        ---------
        U.S. Federal statutory rate                                                           (34)%            35%
        State taxes, net of Federal tax benefit                                                (7)              7
        Other                                                                                  (3)              3
                                                                                               --              --
                                                                                              (44)%            45%
                                                                                              ====             ==


     Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and amounts as measured by tax laws; such differences for the Company are immaterial.





8.   COMMITMENTS:


     At August 31, 1994, the Company along with others was a guarantor of indebtedness owed by landlords of six of the Company's leased facilities. All such guarantees were released on the acquisition date (see Note 9), except for a $170,000 Small Business Administration loan which was assumed by the acquirer, Nobel Education Dynamics Inc.





9.   DEFINED CONTRIBUTION PLAN:


     The Company sponsors a defined contribution plan for eligible employees. Contributions to the plan are based upon hours worked during the plan year, and participants may make voluntary contributions to the plan up to 16% of their salary in the employees choice of an equity fund, a balanced fund or a fixed income fund. The Company matches employees' contributions up to 4%. Vesting accumulates ratably over a five-year period. Total 401-k expense for the year ended August 31, 1995 and 1994 were approximately $33,300 and $33,000, respectively.



10.  Subsequent Event:


     On September 1, 1995, Nobel Education Dynamics (Nobel) acquired all of the outstanding shares of common stock of the Company. The purchase price consisted of (i) $2,000,000 in cash and (ii) an agreement to issue to the Educo stockholders an aggregate 1,250,000 shares of Nobel on January 15, 1996.

11.  Related Party Transaction:

     In 1995, the Company transferred the life insurance policy to the President, valued at approximately $160,000, which was expensed to operations.